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                                                                    EXHIBIT 23.1




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-54423) of International Flavors & Fragrances Inc. of our report dated June 14, 2004 relating to the financial statements of the International Flavors & Fragrances Inc. Retirement Investment Fund Plan, which appears in this Form 11-K.





/s/ PricewaterhouseCoopers LLP



New York, New York
June 28, 2004